Exhibit 99.6

UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Introductory Note to Unaudited Pro Forma Condensed Combined Consolidated Financial Information

The following unaudited pro forma combined consolidated balance sheet as of September 30, 2016, and the unaudited pro forma condensed combined consolidated statements of income for the nine months ended September 30, 2016, and the year ended December 31, 2015, have been prepared to show the impact on Veritex’s historical financial position and results of operations of the following transactions (the “Transactions”):

•	the sale and issuance of 4,629,097 shares of Veritex common stock pursuant to a shelf registration statement and related prospectus supplement (the “offering”); and

•
the consummation of the acquisition of Sovereign Bancshares, Inc. (“Sovereign”), the parent holding company of Sovereign Bank, by Veritex pursuant to an Agreement and Plan of Reorganization dated December 14, 2016, among Veritex, Spartan Merger Sub, Inc., Veritex’s wholly-owned subsidiary, and Sovereign (the “Sovereign Merger”), including Veritex’s expected issuance of 5,117,647 shares of its common stock to Sovereign’s shareholders as a portion of the consideration for the Sovereign Merger and its payment of $58 million as a portion of the consideration for the Sovereign Merger.

The unaudited pro forma combined consolidated financial information and explanatory notes are based upon the assumptions that:

•	a closing price of Veritex common stock of $17.39 per share, which was the closing price of Veritex common stock on September 30, 2016; and

•	that Sovereign’s consolidated capital, surplus and retained earnings accounts less all intangible assets and the Sovereign Merger costs prior to the closing totals at least $89.0 million.

The unaudited pro forma combined condensed consolidated financial statements give effect to the acquisition of Sovereign as a business combination under U.S. generally accepted accounting principles (“GAAP”). Accordingly, all assets and liabilities were recorded at estimated fair value. Pro forma adjustments are included only to the extent they are (i) directly attributable to the acquisition, (ii) factually supportable and (iii) with respect to the unaudited pro forma combined statement of income, expected to have a continuing impact on the combined results. The pro forma adjustments are based on estimates made for the purpose of preparing these pro forma statements and are described in the accompanying notes. Veritex’s management believes that the estimates used in these pro forma financial statements are reasonable under the circumstances.

The pro forma adjustments included herein are subject to change as additional information becomes available and additional analyses are performed. The final allocation of the purchase price will be determined after further valuation analyses under GAAP are performed with respect to the fair values of certain tangible and intangible assets and liabilities as of the date of acquisition. The final adjustments may be materially different from the unaudited pro forma adjustments presented herein. In addition, the pro forma financial statements do not include the effects of any potential cost savings which management believes will result from combining certain operating procedures.

Veritex anticipates that the acquisition of Sovereign will provide the combined company with the ability to better serve its customers, reach new customers and reduce operating expenses. In addition, certain subjective estimates have been utilized in determining the pro forma adjustments applied to the historical results of operations of Sovereign. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect the benefits of expected cost savings or opportunities to earn additional revenue and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had Veritex and Sovereign been combined during these periods.

The unaudited pro forma combined condensed consolidated financial information has been derived from, and should be read in conjunction with, the historical consolidated financial statements and related notes of Veritex and Sovereign.

The following table represents the preliminary allocation of the total consideration to Sovereign’s tangible and intangible assets and liabilities as of September 30, 2016 based on their preliminary estimated fair values:

Preliminary Estimated Acquisition Consideration Allocation

(In Thousands)
Assets acquired:
Cash and cash equivalents	$9,257
Investment securities	189,359
Loans	834,233
Premises and equipment	23,040
Goodwill	66,594
Core deposit intangible	6,689
Other assets	22,545
Total assets acquired	$1,151,717
Liabilities assumed:
Deposits	$858,619
FHLB advances	110,000
Other liabilities	11,602
Total liabilities assumed	$980,221

Series C Preferred Stock	$24,500

Total estimated fair value of net assets acquired	$146,996

Consideration
Issuance of 5,177,647 shares of common stock at $17.39 per share	$88,996
Cash paid	$58,000
Total preliminary estimated merger consideration	$146,996

A final determination of the fair values of Sovereign’s assets and liabilities, which cannot be made prior to the completion of the Sovereign Merger, will be based on the actual net tangible and intangible assets that exist as of the date of completion of the transaction. Consequently, fair value adjustments and amounts preliminarily allocated to goodwill and identifiable intangibles could change significantly from those allocations used in the unaudited pro forma combined financial statements presented herein and could result in a material change in amortization of acquired intangible assets. In addition, the value of the final purchase price of the Sovereign Merger will be based on the closing price per share of Veritex common stock as of the date the Sovereign Merger is consummated. The closing price per share of Veritex common stock of $17.39 on September 30, 2016 was used for purposes of presenting the unaudited pro forma combined balance sheet at September 30, 2016.

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
SEPTEMBER 30, 2016
(In Thousands)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
ASSETS
Cash and cash equivalents	$178,587	$25,507	$475	(A)	$204,569
Investment securities	86,772	188,944	415	(B)	276,131
Loans held for sale	4,856	—	—		4,856
Loans, net	918,559	845,533	(11,300)	(C)	1,752,792
Accrued interest receivable	2,414	2,610	—		5,024
Bank-owned life insurance	19,922	—	—		19,922
Bank premises, furniture and equipment, net	17,501	22,040	1,000	(D)	40,541
Non-marketable equity securities	7,358	5,705	—		13,063
Investment in unconsolidated subsidiary	93	—	—		93
Other real estate owned and repossessed assets	662	621	(700)	(E)	583
Intangible assets, net	2,257	—	6,689	(F)	8,946
Goodwill	26,865	—	66,594	(G)	93,459
Other assets	3,392	7,629	7,293	(H)	18,314
Total assets	$1,269,238	$1,098,589	$70,466		$2,438,293
LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Noninterest-bearing	$304,972	$181,281	$—		$486,253
Interest-bearing	772,245	677,338	—		1,449,583
Total deposits	1,077,217	858,619	—		1,935,836
Accounts payable and accrued expenses	2,082	—	—		2,082
Accrued interest payable and other liabilities	1,098	2,993	—		4,091
Advances from Federal Home Loan Bank	38,341	110,000	—		148,341
Junior subordinated debentures	3,093	8,609	—		11,702
Subordinated notes	4,984	—	—		4,984
Total liabilities	1,126,815	980,221	—		2,107,036
Commitments and contingencies
Stockholders’ equity:
Preferred stock	—	24,500	—	(I)	24,500
Common stock	107	5,248	(5,151)	(J)	204
Additional paid-in capital	116,315	57,633	107,741	(K)	281,689
Retained earnings	26,101	30,277	(31,414)	(L)	24,964
Unallocated Employee Stock Ownership Plan shares	(309)	—	—		(309)
Accumulated other comprehensive income (loss)	279	710	(710)	(M)	279
Treasury stock	(70)	—	—		(70)
Total stockholders’ equity	142,423	118,368	70,466		331,257
Total liabilities and stockholders’ equity	$1,269,238	$1,098,589	$70,466		$2,438,293

Balance Sheet Pro Forma Accounting Adjustments Notes as of September 30, 2016

(A)	Adjustments to cash:
	To reflect Sovereign’s estimated transaction costs comprised of change in control and severance payments of $11.3 million, investment banker fees of $1.7 million, and other transaction costs of $2.4 million	$(16,250)
	To reflect Veritex’s estimated transaction costs comprised primarily of investment banker and legal fees	(1,750)
	To reflect cash proceeds from issuance of 4,629,097 shares of Veritex common stock in this offering, net of underwriting and offerings expenses estimated at 5% of gross proceeds	76,475	(1)
	To reflect cash portion of consideration to Sovereign	(58,000)
		$475
(B)	Adjustment to Sovereign’s investment securities:
	To reflect estimated fair value of investment securities	$415

(C)	Adjustment to Sovereign’s loans, net:
	To eliminate allowance for loan loss	$13,977
	To reflect estimated fair value of loan portfolio	(25,277)
		$(11,300)
(D)	Adjustment to Sovereign’s bank premises, furniture and equipment, net:
	To reflect estimated fair value of land included within bank premises	$1,000

(E)	Adjustment to Sovereign’s other real estate owned and repossessed assets:
	To reflect estimated fair value of other real estate owned and repossessed assets	$(700)

(F)	Adjustment to intangible assets, net:
	To reflect estimated fair value core deposit intangible	$6,689

(G)	Adjustment to goodwill:
	To reflect goodwill for amount of consideration and liabilities assumed in excess of fair value of assets received	$66,594

(H)	Adjustments to other assets:
	To reflect Sovereign’s current tax recoverable from estimated transaction costs	$5,316
	To reflect Veritex’s current tax recoverable from estimated transaction costs	613
	To reflect fair market value adjustment on deferred tax accounts	1,364
		$7,293
(I)	Adjustment to preferred stock:
	To reflect issuance of Veritex Series D preferred stock (in exchange for the Sovereign SBLF preferred stock)	$24,500
	To reflect issuance of Veritex Series D preferred stock (in exchange for the Sovereign SBLF preferred stock)	(24,500)
		$—
(J)	Adjustment to common stock:
	Eliminate Sovereign common stock	$(5,248)
	Issue 5,117,647 shares of Veritex common stock in the Sovereign Merger	51
	Issue 4,629,097 shares of Veritex common stock in the offering	46	(1)
		$(5,151)
(K)	Adjustment to additional paid-in capital:
	Eliminate Sovereign’s additional paid-in capital	$(57,633)
	Issue 5,117,647 shares of Veritex common stock in the Sovereign Merger	88,945
	Issue 4,629,097 shares of Veritex common stock in the offering	76,429	(1)
		$107,741
(L)	Adjustment to retained earnings:
	Eliminate Sovereign’s retained earnings	$(19,343)
	To reflect Sovereign’s estimated transaction costs, net of tax	(10,934)
	To reflect Veritex’s estimated transaction costs, net of tax	(1,137)
		$(31,414)
(M)	Adjustment to accumulated other comprehensive income:
	Eliminate Sovereign’s accumulated other comprehensive income	$(710)
________________________________
(1) Veritex plans to issue and sell the required number of shares of common stock pursuant to its shelf registration statement on Form S-3 and prospectus supplement that will result in gross proceeds of approximately $80.5 million. The Veritex closing price of $17.39 per share on September 30, 2016 was used as the public offering price only for purposes of presenting the unaudited pro forma condensed combined consolidated financial statements. Consequently, the actual offering price of the securities may result in the issuance of shares of common stock materially different from the number of issued shares used in the unaudited pro forma condensed combined consolidated financial statements and disclosures presented herein.

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
NINE MONTHS ENDED SEPTEMBER 30, 2016
(In Thousands, except per share information)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
Interest income:
Interest and fees on loans	$32,996	$28,287	$2,090	(A)	$63,373
Interest on investment securities	1,014	3,857	—		4,871
Interest on deposits in other banks	302	70	—		372
Interest on other	2	73	—		75
Total interest income	34,314	32,287	2,090		68,691
Interest expense:
Interest on deposit accounts	3,388	3,746	—		7,134
Interest on borrowings	491	820	—		1,311
Total interest expense	3,879	4,566	—		8,445
Net interest income	30,435	27,721	2,090		60,246
Provision for loan losses	1,610	3,000	(3,000)	(B)	1,610
Net interest income after provision for loan losses	28,825	24,721	5,090		58,636
Noninterest income:
Service charges and fees on deposit accounts	1,309	432	—		1,741
Gain on sales of investment securities	15	1,052	—		1,067
Gain on sales of loans	2,318	788	—		3,106
Loss on sales of other assets owned	—	—	—		—
Bank-owned life insurance	577	—	—		577
Other	460	631	—		1,091
Total noninterest income	4,679	2,903	—		7,582
Noninterest expense:
Salaries and employee benefits	10,683	11,547	—		22,230
Occupancy and equipment	2,718	2,473	—		5,191
Professional fees	1,861	711	—		2,572
Data processing and software expense	850	553	—		1,403
FDIC assessment fees	447	663	—		1,110
Marketing	704	—	—		704
Other assets owned expenses and write-downs	139	588	—		727
Amortization of intangibles	285	—	502	(C)	787
Telephone and communications	295	443	—		738
Other	1,323	2,072	—		3,395
Total noninterest expense	19,305	19,050	502		38,857
Net income from operations	14,199	8,574	4,588		27,361
Income tax expense	4,837	2,475	1,278	(D)	8,590
Net income	9,362	6,099	3,310		18,771
Preferred stock dividends	—	723	—		723
Net income available to common stockholders	$9,362	$5,376	$3,310		$18,048

Basic earnings per share	$0.88				$0.88
Diluted earnings per share	$0.85				$0.87
Weighted-average shares outstanding for basic EPS	10,698		9,747	(E)	20,445
Adjusted weighted average shares outstanding for diluted EPS	10,992		9,747	(E)	20,739

Income Statement Pro Forma Accounting Adjustments Notes for the Nine Months Ended September 30, 2016

(A)	Adjustments to interest and fees on loans:
	To reflect the interest income for accretion on acquired loans based on expected fair market value adjustment	$2,090

(B)	Adjustment to the provision:
	To eliminate Sovereign historical provision. The Sovereign acquired loans, which are marked to fair value at the acquisition date, are not expected to require a provision	$(3,000)

(C)	Adjustment to amortization of intangibles:
	To reflect the expected amortization of core deposit intangible based on a 10 year life	$502

(D)	Adjustment to income tax expense:
	To reflect the tax adjustment related to other pro forma adjustments calculated at a 35% rate	$1,278

(E)	Adjustment to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger and 4,629,097 shares of Veritex common stock in this offering	9,747 shares	(1)

________________________________
(1) Veritex plans to issue and sell the required number of shares of common stock pursuant to its shelf registration statement on Form S-3 and prospectus supplement that will result in gross proceeds of approximately $80.5 million. The Veritex closing price of $17.39 per share on September 30, 2016 was used as the public offering price only for purposes of presenting the unaudited pro forma condensed combined consolidated financial statements. Consequently, the actual offering price of the securities may result in the issuance of shares of common stock materially different from the number of issued shares used in the unaudited pro forma condensed combined consolidated financial statements and disclosures presented herein.

VERITEX HOLDINGS, INC./SOVEREIGN BANCSHARES, INC.
UNAUDITED PRO FORMA CONDENSED COMBINED CONSOLIDATED STATEMENT OF INCOME
YEAR ENDED DECEMBER 31, 2015
(In Thousands, except per share information)

			Pro Forma Purchase Accounting Adjustments		Pro Forma Combined

	Veritex Historical	Sovereign Historical		Notes
Interest income:
Interest and fees on loans	$33,680	$35,417	$2,786	(A)	$71,883
Interest on investment securities	997	7,298			8,295
Interest on deposits in other banks	241	33			274
Interest on other	2	26			28
Total interest income	34,920	42,774	2,786		80,480
Interest expense:
Interest on deposit accounts	2,918	4,595			7,513
Interest on borrowings	543	994	—		1,537
Total interest expense	3,461	5,589	—		9,050
Net interest income	31,459	37,185	2,786		71,430
Provision for loan losses	868	4,800	(4,800)	(B)	868
Net interest income after provision for loan losses	30,591	32,385	7,586		70,562
Noninterest income:
Service charges and fees on deposit accounts	1,326	604			1,930
Gain on sales of investment securities	7	55			62
Gain on sales of loans	1,254	3,194			4,448
Loss on sales of other real estate owned	—	—			—
Gain on sales of other assets owned	19	—			19
Bank-owned life insurance	747	—			747
Other	351	918			1,269
Total noninterest income	3,704	4,771	—		8,475
Noninterest expense:
Salaries and employee benefits	11,265	16,157			27,422
Occupancy and equipment	3,477	3,514			6,991
Professional fees	2,023	2,037			4,060
Data processing and software expense	1,216	840			2,056
FDIC assessment fees	448	853			1,301
Marketing	799	—			799
Other assets owned expenses and write-downs	53	99			152
Amortization of intangibles	338	—	669	(C)	1,007
Telephone and communications	263	701			964
Other	1,506	2,686			4,192
Total noninterest expense	21,388	26,887	669		48,944
Net income from operations	12,907	10,269	6,917		30,093
Income tax expense	4,117	2,649	2,421	(D)	9,187
Net income	8,790	7,620	4,496		20,906
Preferred stock dividends	98	245	—		343
Net income available to common stockholders	$8,692	$7,375	$4,496		$20,563

Basic earnings per share	$0.86				$1.04
Diluted earnings per share	$0.84				$1.02
Weighted-average shares outstanding for basic EPS	10,061		9,747	(E)	19,808
Adjusted weighted average shares outstanding for diluted EPS	10,332		9,747	(E)	20,079

Income Statement Pro Forma Accounting Adjustments Notes for the Year Ended December 31, 2015

(A)	Adjustments to interest and fees on loans:
	To reflect the interest income for accretion on acquired loans based on expected fair market value adjustment	$2,786

(B)	Adjustment to the provision:
	To eliminate Sovereign historical provision. The Sovereign acquired loans, which are marked to fair value at the acquisition date, are not expected to require a provision	$(4,800)

(C)	Adjustment to amortization of intangibles:
	To reflect the expected amortization of core deposit intangible based on a 10 year life	$669

(D)	Adjustment to income tax expense:
	To reflect the tax adjustment related to other pro forma adjustments calculated at a 35% rate	$2,421

(E)	Adjustment to weighted average shares:
	To reflect the increase in the weighted average shares in connection with the issuance of 5,117,647 shares of Veritex common stock in the Sovereign Merger and 4,629,097 shares of Veritex common stock in this offering	9,747 shares	(1)

________________________________
(1) Veritex plans to issue and sell the required number of shares of common stock pursuant to its shelf registration statement on Form S-3 and prospectus supplement that will result in gross proceeds of approximately $80.5 million. The Veritex closing price of $17.39 per share on September 30, 2016 was used as the public offering price only for purposes of presenting the unaudited pro forma condensed combined consolidated financial statements. Consequently, the actual offering price of the securities may result in the issuance of shares of common stock materially different from the number of issued shares used in the unaudited pro forma condensed combined consolidated financial statements and disclosures presented herein.